FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT


     This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment") dated as of November 26, 2006, is by and among SECURITY LIFE OF DENVER INSURANCE COMPANY ("SLD"), SECURITY LIFE OF DENVER INTERNATIONAL LIMITED ("SLDI"), SCOTTISH RE GROUP LIMITED ("SRGL"), SCOTTISH RE (U.S.), INC. ("SRUS") AND SCOTTISH RE LIFE (BERMUDA) LIMITED ("SRLB"). Terms defined in the Asset Purchase Agreement (as defined below) are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

                                    RECITALS:

     A. SLD, SLDI, SRGL, SRUS and SRLB are parties to that certain Asset Purchase Agreement, dated as of October 17, 2004 (the "Asset Purchase Agreement").

     B. The parties hereto have agreed to amend the Asset Purchase Agreement as set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     SECTION 1. AMENDMENTS. The Asset Purchase Agreement shall be amended as follows:

     1.1 Section 5.24(c) of the Asset Purchase Agreement is hereby amended, effective immediately, by deleting Section 5.24(c) in its entirety and substituting the following in its place:

          (c) Reserved.

     1.2 Section 5.24(d) of the Asset Purchase Agreement is hereby amended, effective immediately, by deleting Section 5.24(d) in its entirety and substituting the following in its place:

          As long as the ING Facility covers any of the Retroceded Business after the Closing Date, Purchaser shall pay to Sellers, quarterly in arrears on the last Business Day of each calendar quarter, a facility fee (the "Facility Fee") based on the amount of the Excess Reserves Amount that was covered by the ING Facility as of the end of the preceding calendar quarter (the "Covered Amount") equal to 1.0% for fiscal year 2006, 0.85% for fiscal years 2007 and 2008, 1.05% for fiscal year 2009 and 1.25% for all fiscal years thereafter (calculated on a per annum basis) multiplied by the Covered Amount.

     SECTION 2. MISCELLANEOUS.

     2.1 Continuing Effectiveness. This Amendment shall be deemed to be an amendment to the Asset Purchase Agreement, and the Asset Purchase Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect.


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     2.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into therein, without reference to principles of choice of law or conflicts of laws.

     2.3 Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all of the parties hereto. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

     2.4 Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. If any provision of this Amendment is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.


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     IN WITNESS WHEREOF, the parties hereby execute this Amendment as of the day and year first set forth above.

                         SECURITY LIFE OF DENVER INSURANCE COMPANY

                         By:  /s/ David Pendergrass
                                                   -----------------------------
                         Name:  David Pendergrass
                                                 -------------------------------
                         Title:  SVP and Treasurer
                                                  ------------------------------


                         SECURITY LIFE OF DENVER INTERNATIONAL LIMITED

                         By:  /s/ David Pendergrass
                                                   ----------------------------
                         Name:  David Pendergrass
                                                 ------------------------------
                         Title:  SVP and Treasurer
                                                  -----------------------------


                         SCOTTISH RE GROUP LIMITED

                         By:  /s/ Paul Goldean
                                              ---------------------------------
                         Name:  Paul Goldean
                                            -----------------------------------
                         Title:  President and Chief Executive Officer
                                                                      ---------


                         SCOTTISH RE (U.S.), INC.

                         By:  /s/ Paul Goldean
                                              ---------------------------------
                         Name:  Paul Goldean
                                            -----------------------------------
                         Title:  Director
                                         --------------------------------------


                         SCOTTISH RE LIFE (BERMUDA) LIMITED

                         By:  /s/ Paul Goldean
                                              ---------------------------------
                         Name:  Paul Goldean
                                            -----------------------------------
                         Title:  Director
                                         --------------------------------------



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